UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: August 14, 2015

(Date of earliest event reported)

PennantPark Floating Rate Capital Ltd.

(Exact name of registrant as specified in its charter)

Maryland	814-00891	27-3794690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

590 Madison Avenue, 15th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

212-905-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On August 14, 2015, PennantPark Floating Rate Capital Ltd. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) and submitted a matter to the vote of stockholders. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 1, 2015. As of July 13, 2015, the record date, 14,898,056 shares of common stock were eligible to vote. A summary of the matters voted upon by the stockholders is set forth below.

Proposal 1. To consider and vote upon a proposal to approve the issuance of the shares of the Company’s common stock, $0.001 par value per share to be issued pursuant to the Agreement and Plan of Merger, as such agreement may be amended from time to time dated as of April 28, 2015, among the Company, MCG Capital Corporation, or MCG, PFLT Panama, LLC and PFLT Funding II, LLC, each a wholly owned subsidiary of the Company, and, for limited purposes, PennantPark Investment Advisers, LLC.

The voting results as of August 14, 2015, as certified by the inspector of election, are set forth below:

	For	Against	Abstain
	7,086,560	248,546	620,249
% of Shares Voted	89.08%	3.12%	7.80%

Proposal 2. To consider and vote upon a proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies, if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1.

	For	Against	Abstain
	7,081,784	248,300	625,271
% of Shares Voted	89.02%	3.12%	7.86%

Item 7.01. Regulation FD Disclosure

On August 14, 2015,the Company issued a press release announcing voting results of the Special Meeting. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included in this Current Report on Form 8-K are forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. PennantPark Floating Rate Capital Ltd. undertakes no duty to update any forward-looking statement made herein. You should not place undue influence on such forward-looking statements as such statements speak only as of the date on which they are made.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:

None

(b) Pro forma financial information:

None

(c) Shell company transactions:

None

(d) Exhibits

99.1	Press Release of PennantPark Floating Rate Capital Ltd. dated August 14, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 2015	PENNANTPARK FLOATING RATE CAPITAL LTD.

	By:	/s/ Aviv Efrat
Aviv Efrat
Chief Financial Officer & Treasurer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of PennantPark Floating Rate Capital Ltd. dated August 14, 2015